EXHIBIT 10.8

AMENDED AND RESTATED UNCONDITIONAL GUARANTY

This continuing Amended and Restated Unconditional Guaranty (“Guaranty”) is entered into as of December 16, 2009 by GTT Global Telecom, LLC, a Virginia limited liability company; GTT Global Telecom Government Services, LLC, a Virginia limited liability company, Global Internetworking of Virginia, Inc., a Virginia corporation and TEK Channel Consulting, LLC, a Colorado limited liability company (each a “Guarantor” and collectively, the “Guarantors”), in favor of Silicon Valley Bank (“Bank”).  This Guaranty amends and restates that certain Unconditional Guaranty executed by GTT Global Telecom, LLC, GTT Global Telecom Government Services, LLC, and Global Internetworking of Virginia, Inc. in favor of Bank, dated December 16, 2009, in its entirety

RECITALS

A.           Bank, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, LLC and GTT-EMEA, Ltd. (the “Borrowers”), have entered into that certain Second Amended and Restated Loan and Security Agreement dated of even date herewith, (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Bank has agreed to make certain advances of money and to extend certain financial accommodations to Borrowers (collectively, the “Loans”), subject to the terms and conditions set forth therein.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

B.           In consideration of the agreement of Bank to make the Loans to Borrowers under the Loan Agreement, each Guarantor is willing to guaranty the full payment and performance by Borrowers of all of their obligations thereunder and under the other Loan Documents, all as further set forth herein.

C.           Guarantors are each wholly-owned subsidiaries of Global Telecom & Technology Americas, Inc. and will obtain substantial direct and indirect benefit from the Loans made by Bank to Borrowers under the Loan Agreement.

NOW, THEREFORE, to induce Bank to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1.   Guaranty.

1.1           Unconditional Guaranty of Payment.  In consideration of the foregoing, each Guarantor hereby irrevocably, absolutely and unconditionally, jointly and severally, guarantees to Bank the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations.  Each Guarantor agrees that it shall execute such other documents or agreements and take such action as Bank shall reasonably request to effect the purposes of this Guaranty.

1.2           Separate Obligations.  These obligations are independent of Borrowers’ obligations and separate actions may be brought against each Guarantor (whether action is brought against Borrowers or whether Borrowers are joined in the action).

Section 2.   Representations and Warranties.

Each Guarantor hereby represents and warrants that:

        (a)           Guarantor (i) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the State set forth in the first paragraph of this Guaranty; (ii) is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guaranty and each Loan Document executed and delivered by Guarantor pursuant to the Loan Agreement or this Guaranty and to perform its obligations thereunder and hereunder.

(b)           The execution, delivery and performance by Guarantor of this Guaranty (i) are within Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene Guarantor’s charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of Guarantor.

(c)           This Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d)           There is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

(e)           Guarantor’s obligations hereunder are not subject to any offset or defense against Bank or Borrower of any kind (other than defenses of the Borrowers arising under the Loan Agreement).

(f)           The financial statements of Guarantor delivered to Bank in connection herewith, if any, fairly present the financial position and results of operations for Guarantor for the dates and periods purported to be covered thereby, all in accordance with GAAP, and there has been no material adverse change in the financial position or operations of Guarantor since the date of such financial statements.

(g)           The incurrence of Guarantor’s obligations under this Guaranty will not cause Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

(h)           Guarantor covenants, warrants, and represents to Bank that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor’s execution of this Guaranty, and shall continue to be true so long as this Guaranty remains in effect.  Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guaranty shall be deemed material.

Section 3.   General Waivers.            Each Guarantor waives:

(a)           Any right to require Bank to (i) proceed against Borrowers or any other person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy.  Bank may exercise or not exercise any right or remedy it has against Borrowers or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor’s liability hereunder.

(b)           Any defenses from disability or other defense of Borrowers or from the cessation of Borrowers’ liabilities.

(c)           Any setoff, defense or counterclaim against Bank (other than defenses or counterclaims of the Borrowers arising under the Loan Agreement).

(d)           Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrowers.  Until Borrowers’ obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or other rights against Borrowers.

(e)           Any right to enforce any remedy that Bank has against Borrowers.

(f)           Any rights to participate in any security held by Bank.

(g)           Any demands for performance, notices of nonperformance or of new or additional indebtedness incurred by Borrowers to Bank.  Guarantor is responsible for being and keeping itself informed of each Borrower’s financial condition.

(h)           The benefit of any act or omission by Bank which directly or indirectly results in or aids the discharge of any Borrower from any of the Obligations by operation of law or otherwise.

(i)           The benefit of California Civil Code Section 2815 permitting the revocation of this Guaranty as to future transactions and the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432 with respect to certain suretyship defenses.

Section 4.   Reinstatement.  Notwithstanding any provision of the Loan Agreement to the contrary, the liability of each Guarantor hereunder shall be reinstated and revived and the rights of Bank shall continue if and to the extent that for any reason any payment by or on behalf of any Guarantor or Borrower is rescinded or must be otherwise restored by Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any such payment must be rescinded or restored shall be made by Bank in its sole discretion; provided, however, that if Bank chooses to contest any such matter at the request of a Guarantor, such Guarantor agrees to indemnify and hold harmless Bank from all costs and expenses (including, without limitation, reasonable attorneys’ fees) of such litigation.  To the extent any payment is rescinded or restored, such Guarantor’s obligations hereunder shall be revived in full force and effect without reduction or discharge for that payment.

Section 5.   No Waiver; Amendments.  No failure on the part of Bank to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.  This Guaranty may not be amended or modified except by written agreement between Guarantors and Bank, and no consent or waiver hereunder shall be valid unless in writing and signed by Bank.

Section 6.   Compromise and Settlement.  No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrowers from the performance of any of the Obligations shall release or discharge Guarantors from this Guaranty or the performance of the obligations hereunder.

Section 7.   Notice.  Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by facsimile transmission, overnight courier, or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

If to Guarantors:	c/o Global Telecom & Technology Americas, Inc.
8484 Westpark Drive, Suite 720 McLean, VA 22102
	Attention:	Chief Financial Officer
	Telephone #:	(703) 442-5584
	Facsimile No.:	(703) 442-5595

If to Bank	Silicon Valley Bank
2221 Washington St. One Newton Executive Park, Ste 200 Newton, MA 02462-1417
	Attention:	Christine Egitto
	Telephone #:	(617) 796-6902
	Facsimile No.:	(617) 527-7368

or at such other address as may be substituted by notice given as herein provided.  Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or sent by facsimile transmission or three (3) Business Days after the same shall have been deposited in the United States mail.  If sent by overnight courier service, the date of delivery shall be deemed to be the next Business Day after deposited with such service.

Section 8.   Entire Agreement.  This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantors and Bank, whether written or oral, respecting the subject matter hereof.

Section 9.   Severability.  If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantors and Bank to the extent possible.  In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

Section 10.   Subordination of Indebtedness.  Any indebtedness or other obligation of Borrowers now or hereafter held by or owing to Guarantors is hereby subordinated in time and right of payment to all obligations of Borrower to Bank, except as such indebtedness or other obligation is expressly permitted to be paid under the Credit Agreement; and such indebtedness of Borrowers to Guarantors is assigned to Bank as security for this Guaranty, and if Bank so requests shall be collected, enforced and received by Guarantors in trust for Bank and to be paid over to Bank on account of the Obligations of Borrowers to Bank, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.  Any notes now or hereafter evidencing such indebtedness of Borrowers to Guarantors shall be marked with a legend that the same are subject to this Guaranty.

Section 11.   Payment of Expenses.  Guarantors shall pay, promptly on demand, all Expenses incurred by Bank in defending and/or enforcing this Guaranty.  For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) for defending and/or enforcing this Guaranty (including those incurred in connection with appeals or proceedings by or against any Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

Section 12.   Assignment; Governing Law.  This Guaranty shall be binding upon and inure to the benefit of Guarantors and Bank and their respective successors and assigns, except that Guarantors shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Bank, which may be granted or withheld in Bank’s sole discretion.  Any such purported assignment by Guarantors without Bank’s written consent shall be void.  This Guaranty shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without regard to principles thereof regarding conflict of laws.

Section 13.   PERSONAL JURISDICTION.  EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN THE COMMONWEALTH OF VIRGINIA  AS BANK MAY ELECT (PROVIDED THAT SUCH GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COMMONWEALTH OF VIRGINIA), AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR ACCEPTS AND CONSENTS TO, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY BANK IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY SUCH GUARANTOR AGAINST BANK.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF BANK TO BRING PROCEEDINGS AGAINST EACH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  EACH GUARANTOR HEREBY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS.

Section 14.   WAIVER OF JURY TRIAL.  EACH OF BANK AND EACH GUARANTOR HEREBY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND ANY RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14

[Signatures on Following Page]

GUARANTORS:	GTT GLOBAL TELECOM, LLC
	By:	/s/ Eric A. Swank
	Print Name:	Eric A. Swank
	Title:	Chief Financial Officer
GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
	By:	/s/ Eric A. Swank
	Print Name:	Eric A. Swank
	Title:	Chief Financial Officer
GLOBAL INTERNETWORKING OF VIRGINIA, INC.
	By:	/s/ Eric A. Swank
	Print Name:	Eric A. Swank
	Title:	Chief Financial Officer
TEK CONSULTING, LLC
	By:	/s/ Eric A. Swank
	Print Name:	Eric A. Swank
	Title:	Chief Financial Officer of Managing Partner